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                                                                                          Exhibit (5)(b)

                                                       Annuity Investors(SERVICE MARK)

                                                            Life Insurance Company

                                           PO Box 5423, Cincinnati, Ohio 45201-5423  (800) 789-6771

                                                         PARTICIPANT ENROLLMENT FORM

     OWNER/PARTICIPANT INFORMATION
     =====================================================================================================
     CONTRACT OWNER: Anytown Trucking Company                    GROUP CONTRACT #:          000-000
                      ------------------------                                    --------------------------
     PARTICIPANT
     Name:  John Doe                                             Social Security Number: 000-00-0000
           -------------------------------------                                         -------------------
     Address:   123 Any Street                                   Sex:   /X/ Male     /_/ Female
              ----------------------------------
     City, State Zip:   Anytown, USA 99999                       Date of Birth: Month  07  Day  13  Year  63
                      --------------------------                                      ----     ----      ---
     Home Telephone Number: ( 513 ) 555-1212                     Work Telephone Number: ( 513 ) 555-3333
                             --------------------                                              -------------

     CONTRIBUTIONS
     ======================================================================================================
                                 Periodic/Lump Sum     Beginning Mo./Year   Amount Changes to      Beginning          Payment
                                   Payment Amount                                                   Mo./Year        Frequency*

       Employee Voluntary       $_________________         M____Y____       $________________      M____Y____     ______________
       Employee Rollover        $_________________         M____Y____              N/A                N/A               N/A

       Employee Mandatory       $_________________         M____Y____       $________________      M____Y____     ______________

       Employer Matching        $_________________         M____Y____       $________________      M____Y____     ______________
       Employer Rollover        $_________________         M____Y____              N/A                N/A               N/A

       Employer Discretionary   $_________________         M____Y____              N/A                N/A               N/A
       Qualified Non-Elective   $_________________         M____Y____              N/A                N/A               N/A

     * A=Annual, SA=Semi-Annual, Q=Quarterly, M=Monthly, SM=Semi-Monthly, BW=Bi-Weekly

     Months in which Payments will not be received:
     /_/ Jan. /_/ Feb.  /_/ Mar.  /_/ Apr.  /_/ May  /X/ June  /X/ July /X/ Aug.  /_/ Sep.  /_/ Oct.  /_/ Nov.  /_/ Dec.

     Payment Information: Annualized Recurring Payment $_____________
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     PURCHASE PAYMENT ALLOCATION: (WHOLE PERCENTAGES MUST BE USED)
     ==============================================================================================================================
                                             Employee    Employee    Employee    Employer    Employer     Employer        Qualified
                                            Voluntary    Rollover    Mandatory   Matching    Rollover   Discretionary   Non-Elective
                                            ---------    --------   ---------    --------   --------    -------------   ------------

       VARIABLE ACCOUNTS:
                                             ______%      ______%     ______%     ______%    ______%       ______%         ______%
       [Dreyfus]                             ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [VIF Capital Appreciation]           ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [Socially Responsible Growth]
        [Stock Index]

       [Janus/Aspen Series]
        [Aggressive Growth]                  ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [Worldwide Growth]                   ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [Balanced]                           ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [Short-Term Bond]                    ______%      ______%     ______%     ______%    ______%       ______%         ______%

       [Merrill Lynch/VSF]
        [Basic Value Focus]                  ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [Global Strategy Focus]              ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [High Current Income]                ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [Domestic Money Market Fund]         ______%      ______%     ______%     ______%    ______%       ______%         ______%
       FIXED ACCOUNTS:
        [Fixed Accumulation Account]         ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [Fixed Account Option One-Year]      ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [Fixed Account Option Three-Year]    ______%      ______%     ______%     ______%    ______%       ______%         ______%
        [Fixed Account Option Five-Year]     ______%      ______%     ______%     ______%    ______%       ______%         ______%

       TOTAL ALLOCATION                         100%         100%        100%        100%        100%         100%            100%
                                              -------      ------   --------      -------     ------       -------         -------
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     SUITABILITY REVIEW (TO BE COMPLETED BY PARTICIPANT)
     ========================================================================================================
     SEC/NASD rules require that all registered representatives have reasonable grounds for believing that an investment is suitable for you.  This decision is made upon the facts disclosed by you.  If you are not certain of a particular value, please make a reasonable estimate.

     Marital Status:  /X/ Single  /_/ Married   /_/ Separated  /_/ Divorced       Tax Bracket: __________%

     Investment Risk Tolerance:  /_/ Low  /X/ Moderate  /_/ High

     Investment Objectives:  /_/ Growth  /_/ Income  /X/ Growth and Income    /_/ Capital Preservation

     Purpose of Investment:  /X/ Retirement  /_/ Diversification    /_/ Other (Specify) __________________________

     Annual Family Income $100,000.00 Aggregate Family Net Worth (Excluding Real Estate and Furnishings) $250,000.00

     I understand the representative has requested suitability information as required by the SEC/NASD, but I choose not to provide it.

              Signature of Participant: __________________________________


     The information as stated above is true to the best of my knowledge.

              Signature of Agent: _________________________________________

     SIGNATURE
     ===========================================================================================================

     I have read and understand each of the statements and answers on this form.  I HAVE RECEIVED A CURRENT COPY
     OF THE PROSPECTUSES FOR ANNUITY INVESTORS VARIABLE ACCOUNT A AND THE FUNDS.  I UNDERSTAND THAT ANNUITY PAYMENTS
     OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT
     GUARANTEED AS TO DOLLAR AMOUNT.

     SIGNED AT:   Anytown                     USA        this    1st       day of       June       19       95
                  ------------------------------------,         ---------            -------------,    -----------
                  City                     State


     ________________________________________________
     Signature of Participant
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     AGENT'S STATEMENT
     ===========================================================================================================

     I certify that an appropriate exclusion allowance was calculated (if applicable) for the named Participant, in accordance with current tax laws and regulations.



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
     Signature of Agent: ____________________________                  Date:              June 1, 1995
                                                                               -------------------------------------

     Agent Name (Please Print):   dummy agent                          Billing Group #:   00000
                               ----------------------                                   ----------------------------
     Agent Number:   01-00000                                          Division Group #:   00000
                     --------------------------------                                     --------------------------
                                                                                                   (if applicable)

     Agent Phone Number:   (513) 555-3131
                          ---------------------------

     Signature of Principal: ________________________

     FOR HOME OFFICE USE ONLY:
     ===========================================================================================================
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     /                                                                                                         /
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